Exhibit 10.3

EXECUTION VERSION

THIRD AMENDMENT TO

TERM LOAN CREDIT AGREEMENT

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) dated as of February 7, 2018, among

SEARS HOLDINGS CORPORATION, a Delaware corporation (“Holdings”),

SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation, and KMART CORPORATION, a Michigan corporation (the “Borrowers”),

the Guarantors party to the Credit Agreement (as defined below) (the “Guarantors”),

the Lenders party to the Credit Agreement (the “Lenders”), and

JPP, LLC, as Administrative Agent and collateral administrator (the “Agent”),

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Lenders, the Guarantors and the Agent are party to that certain Term Loan Credit Agreement, dated as of January 4, 2018 (as amended by that certain Term Increase Amendment No. 1 to the Term Loan Credit Agreement, dated as of January 19, 2018, and as amended by that certain Amendment to Term Loan Credit Agreement, dated as of January 29, 2018, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested the Credit Agreement be amended as set forth in this Amendment; and

WHEREAS, each party that executes this Amendment has agreed to the terms of this Amendment;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Amendments to Credit Agreement. Each of the parties hereto agrees that, as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

a.	The definition of “Permitted Short Term Debt Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Permitted Short Term Debt Amount” means the maximum aggregate principal amount of “Debt” (as defined in the ABL Credit Agreement) that can be incurred pursuant to clause (h) of “Permitted Debt” (as defined in the ABL Credit Agreement).”

b.	Section 6.02(j) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“The consummation of a cashless offer to exchange outstanding Permitted Debt for new Permitted Debt shall not be prohibited by this Section 6.02(j) so long as the maturity date of such new Permitted Debt is no earlier than the earlier of (1) the maturity date of the Debt being exchanged and (2) the date that is one year after the latest Termination Date.

2.	Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

3.	Release by Loan Parties. Each Loan Party hereby acknowledges and agrees that it has no actual knowledge of any defenses or claims against any Lender, the Agent, or any of their respective Affiliates or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns with respect to the Obligations, and that if such Loan Party now has, or ever did have, any defenses or claims with respect to the Obligations against any Lender, the Agent, or any of their respective Affiliates or any of their respective officers, directors, employees, attorneys, representatives, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of effectiveness of this Amendment, all of them are hereby expressly WAIVED, and each Loan Party hereby RELEASES each Lender, the Agent and each of their respective Affiliates and their respective officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

4.	Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that each of the following conditions precedent has been fulfilled as determined by the Lenders, such date being February [•], 2018:

a.	This Amendment shall have been duly executed and delivered by Holdings, the Borrowers, the Guarantors, each of the Lenders and the Agent, and the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

5.	Representations and Warranties. By execution of this Amendment, each Loan Party certifies that:

a.	no Default or Event of Default exists under the Credit Agreement or under any other Loan Document as of the date hereof;

b.

all representations and warranties contained in the Credit Agreement, after the effectiveness of the Amendment, and the other Loan Documents are true and correct in all material respects as of the date hereof, immediately prior and immediately after giving effect the amendments pursuant to Section 1 hereof, except to the extent that (i) such representations or warranties are qualified by a materiality standard, in which case they are true and correct in all respects, and (ii) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date, except to the extent that such representations or warranties are qualified by a materiality standard, in which case they are true and correct in all respects as of such earlier date);

c.	the execution, delivery and performance by each Loan Party of this Amendment and the other documents executed in connection herewith, and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and (i) will not result in a breach of any of the terms and provisions of, or constitute a default under the Material Documents, and (ii) do not contravene (A) the charter or by-laws or other organizational or governing documents of such Loan Party or (B) law or any contractual restriction binding on or affecting any Loan Party, except, for purposes of this clause (ii)(B), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect;

d.	no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance of this Amendment and the other documents executed in connection herewith, and the consummation of the transactions contemplated hereby or thereby that has not already been obtained if the failure to obtain such authorization, approval or other action could reasonably be expected to result in a Material Adverse Effect or as contemplated by the Post-Closing Undertakings schedule to the Amended Term Loan Credit Agreement or Schedule – Exhibit E – Section 1.14(ii) of the Amendment Effective Date Certificate; and

e.	this Amendment has been duly executed and delivered by each Loan Party party hereto, constitutes the legal, valid and binding obligation of each Loan Party party hereto enforceable against such Loan Party in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.

Acknowledgement and Reaffirmation. This Amendment shall amend the Credit Agreement, but is not intended to, and shall not, constitute a novation thereof or in any way impair or otherwise affect the rights or obligations of the parties thereunder (including with respect to loans and representations and warranties made thereunder) except as such rights or obligations are amended or modified hereby. The Credit Agreement as amended hereby shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered, as well as all Liens created, pursuant to or in connection with the Credit Agreement (as amended) shall remain in full force and effect, each in accordance with its terms (as amended). Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms as of the date hereof the covenants and agreements contained in this Amendment and each Loan Document to which it is a party, including in each case such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (c) agrees that this Amendment and all documents executed in connection herewith do no operate to reduce or discharge such Loan Party’s obligations under the Loan Documents, (d) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and secure the Secured Obligations (as defined under the Security Agreement) and (e) agrees that neither this Amendment nor any other document executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. Each Guarantor hereby confirms that its guarantee under the Credit Agreement remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of such guarantee. Agent hereby acknowledges and agrees that its obligations under each of (a) the Acknowledgement of License Agreement, dated as of the Effective Date, between the Agent the ABL Agent and (b) the Acknowledgement of License Agreement, dated as of the Effective Date, between the Agent and the administrative and collateral agent under the Existing Second Lien Credit Agreement (the “2L Agent”) remain in full force and effect.

7.	Liens Unimpaired. Neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment: (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens other than as contemplated by the Post-Closing Undertakings schedule to the Credit Agreement.

8.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.	Expenses. The Borrowers shall reimburse each of the Agent and the Lenders party hereto for all reasonable and documented out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees.

10.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

11.	Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document.

13.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Remainder of page intentionally left blank; Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

KMART CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

SEARS ROEBUCK ACCEPTANCE CORP.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President, Finance

SEARS, ROEBUCK AND CO.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

STI MERCHANDISING, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

SEARS BRANDS, L.L.C.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature page to Amendment to Term Loan Credit Agreement]

A&E FACTORY SERVICE, LLC
A&E HOME DELIVERY, LLC A&E LAWN & GARDEN, LLC
A&E SIGNATURE SERVICE, LLC
KMART OF MICHIGAN, INC.
KLC, INC.
PRIVATE BRANDS, LTD.
SEARS BRANDS MANAGEMENT CORPORATION
SEARS PROTECTION COMPANY
SEARS PROTECTION COMPANY (FLORIDA), L.L.C.
SEARS, ROEBUCK DE PUERTO RICO, INC.
SOE, INC.
STARWEST, LLC

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

SEARS HOME IMPROVEMENT PRODUCTS, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

KMART HOLDING CORPORATION
KMART OPERATIONS LLC
SEARS OPERATIONS LLC
CALIFORNIA BUILDER APPLIANCES, INC.
FLORIDA BUILDER APPLIANCES, INC.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

[Signature page to Amendment to Term Loan Credit Agreement]

KMART OF WASHINGTON LLC
KMART STORES OF ILLINOIS LLC KMART STORES OF TEXAS LLC
MYGOFER LLC

By: Kmart Corporation, as Sole Member

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Chief Financial Officer

SEARS DEVELOPMENT CO.

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

KMART.COM LLC
By: BlueLight.com, Inc., as Sole Member

By:	/s/ Lawrence J. Meerschaert
Name:	Lawrence J. Meerschaert
Title:	Vice President of BlueLight.com, Inc., the Sole Member of Kmart.com LLC

SEARS HOLDINGS MANAGEMENT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	President

SEARS BRANDS BUSINESS UNIT CORPORATION

By:	/s/ Robert A. Riecker
Name:	Robert A. Riecker
Title:	Vice President

[Signature page to Amendment to Term Loan Credit Agreement]

JPP, LLC, as Agent and as a Lender
By:	/s/ Edward S. Lampert
Name:	Edward S. Lampert
Title:	Member

JPP II, LLC, as a Lender

By: RBS Partners, L.P., as Manager

By: ESL Investments, Inc., as General Partner

By:	/s/ Edward S. Lampert
Name:	Edward S. Lampert
Title:	Chairman and Chief Executive Officer

[Signature page to Amendment to Term Loan Credit Agreement]

CRS MASTER FUND, L.P.
CYRUS SPECIAL STRATEGIES MASTER FUND, LP
CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.
CYRUS OPPORTUNITIES MASTER FUND II, LTD.
CANARY SC MASTER FUND, L.P.
CRESCENT 1, L.P.
CYRUS 1740 MASTER FUND, LP, each as a Lender

By:	Cyrus Capital Partners, L.P., as Investment Manager

By:	/s/ Jennifer M. Pulick
Name: Jennifer M. Pulick
Title: Authorized Signatory

[Signature page to Amendment to Term Loan Credit Agreement]